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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported) October 21, 2002

                          Commission File Number 1-9947

                               TRC COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

                      DELAWARE                                              06-0853807
   ------------------------------------------------            -------------------------------------
         (State or other jurisdiction of                            (IRS Employer Identification
                    incorporation)                                              Number)


                5 WATERSIDE CROSSING
                 WINDSOR, CONNECTICUT                                         06095
  -------------------------------------------------            -------------------------------------
       (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (860) 298-9692


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective October 24, 2002, the Board of Directors, based upon a recommendation of its Audit Committee, retained Deloitte & Touche LLP as its independent accountants to audit the Company's consolidated financial statements for the year ending June 30, 2003. The decision to retain Deloitte & Touche LLP will be submitted to shareholders for nonbinding ratification at the Company's 2002 Annual Meeting of Stockholders to be held on November 22, 2002.

On October 21, 2002, the Company dismissed PricewaterhouseCoopers LLP ("PWC") as the Company's independent accountants. The dismissal followed the Company's decision to seek proposals from other independent accountants to audit the Company's consolidated financial statements for the year ending June 30, 2003. The decision to dismiss PWC was made by the Board of Directors of the Company based upon a recommendation of its Audit Committee.

PWC's reports on the Company's consolidated financial statements for each of the years ended June 30, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended June 30, 2002 and 2001 and through October 21, 2002, there were no disagreements with PWC on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to PWC's satisfaction, would have caused PWC to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a) (1) (v) of Regulation S-K.

The Company provided PWC with a copy of the foregoing disclosures. Attached as
Exhibit 16 is a copy of PWC's letter, dated October 24, 2002, stating its agreement with such statements.

During the years ended June 30, 2002 and 2001 and through the date of their appointment, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      16 Letter from PricewaterhouseCoopers LLC to the Securities and Exchange Commission.

      99   Press Release dated October 25, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRC COMPANIES, INC.

October 25, 2002                      by: /s/  John W. Hohener
                                          -------------------------------------
                                               John W. Hohener
                              Senior Vice President and Chief Financial Officer
                                         (Chief Accounting Officer)


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